UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

285 East Grand Ave.

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 416-1192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UBX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 27, 2025, UNITY Biotechnology, Inc. (“UNITY” or the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that, as a result of (i) the events disclosed in the Company’s Current Report on Form 8-K filed on May 5, 2025, including the implementation of a substantial reduction in force and the board of director’s approval of an operating plan to evaluate strategic alternatives while reducing operational cash burn, including the closing out of the Company’s ASPIRE study, and (ii) the Staff’s assessment of the Company’s financial projections, limited operations, lack of revenue, and minimal continued investment in the development of a revenue-producing asset, it is the Staff’s belief that the Company no longer has an operating business and is a “public shell” and that continued listing of its securities on Nasdaq is no longer warranted.

The Staff also cited its prior notification to the Company on March 14, 2025, as previously reported, that the Company was out of compliance with the minimum $10,000,000 stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5450(b)(1)(A), as previously disclosed by the Company.

In addition, as previously reported, on June 18, 2025, the Company received a separate letter from Nasdaq stating that for the last 30 consecutive business days, the closing bid price of the Company’s common stock was below $1.00 per share, which is the minimum required closing bid price for continued listing on the Nasdaq Global Select Market pursuant to Listing Rule 5450(a)(1).

Accordingly, Nasdaq, pursuant to its discretionary authority under Listing Rules 5101 and IM-5101-1, notified the Company that, unless the Company requests an appeal of these matters, trading of the Company’s common stock will be suspended at the opening of business on July 9, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company does not intend to appeal the delisting determination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Departures

On June 27, 2025, in connection with the planned Dissolution (as defined below), each of Nathaniel E. David, Ph.D., Anirvan Ghosh, Ph.D., Yehia Hashad, M.D., Keith R. Leonard Jr., Gilmore O’Neill, M.B., Margo Roberts, Ph.D., Michael P. Samar, and Camille D. Samuels notified the Company of their resignation from the Board of Directors (the “Board”) of the Company and all committees thereof, effective as of 5:00 p.m. Pacific Time on June 27, 2025 (the “Effective Time”). In each case, the director’s resignation was not the result of any dispute or disagreement with the Company or any matter relating to the Company’s operations, policies or practices. In connection with the foregoing resignations, the Board reduced its size from eight directors to one director in Class I authorized to serve on the Board.

Officer Departures

On June 27, 2025, in connection with the planned wind down of the Company’s operations and Dissolution, Anirvan Ghosh ceased serving as the Company’s Chief Executive Officer and principal executive officer, Lynne Sullivan ceased serving as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer, and Alexander Nguyen ceased serving as the Company’s Chief Legal Officer and secretary, in each case, effective as of the Effective Time.

Election of Sole Director and Officer

On June 27, 2025, the Board appointed Craig R. Jalbert, age 63, as the Company’s President and Corporate Secretary and as Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, in each case, effective as of the Effective Time. The Board also appointed Mr. Jalbert as a Class I director, effective as of the Effective Time, for a term that expires upon the election and qualification of his successor or until his earlier resignation or removal. Mr. Jalbert has not been appointed to any committee of the Board and, as of the date hereof, is not expected to be appointed to any committee of the Board.

Mr. Jalbert has served as a principal of the Foxborough, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years his practice has focused on distressed businesses, and he has served, and continues to serve, in the capacities of officer and director for numerous public and private companies in their wind down phases.

In connection with his appointment as an officer and director of the Company, Mr. Jalbert will be compensated in the amount of $10,000 per month until the date the Company obtains stockholder approval of the Dissolution and, following such time, $50,000 per year for a period of three years thereafter. Mr. Jalbert was appointed to the Board and as an officer of the Company pursuant to an engagement letter with the Company, executed on May 8, 2025, to assist the Company in developing a plan of wind down of the Company’s business affairs. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

Plan of Dissolution

On June 27, 2025, the Board: (i) determined that it is in the best interests of UNITY and its stockholders that the Company be dissolved in accordance with the General Corporation Law of the State of Delaware pursuant to a Plan of Dissolution (the “Dissolution”); (ii) approved the Dissolution; and (iii) approved seeking stockholder approval to proceed with the Dissolution pursuant to Delaware law (the “Dissolution Proposal”) at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable. If the Dissolution Proposal is approved, the Company intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware in accordance with Delaware law to initiate the dissolution process. The exact timing of such filing will be subject to the discretion of the Board.

The Company intends to continue its efforts to identify strategic opportunities to help monetize the Company’s assets and technologies to maximize the value thereof, though to date UNITY has not found a viable alternative to the Dissolution. The Board believes that the Dissolution presents the best approach for the Company’s creditors and for UNITY’s stockholders. There can be no assurance that these efforts will yield the desired outcome or result in a recovery, if any, for UNITY creditors or stockholders.

The foregoing description of the Dissolution and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Plan of Dissolution, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the timing and progress and results of UNITY’s planned wind down and dissolution, the Company’s Nasdaq listing status and registration of its securities; the closing down of the Phase 2b ASPIRE clinical trial; the Company’s ability to sell, license, monetize and/or divest of one or more of the Company’s assets and technologies to realize potential benefit for its creditors and stockholders. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including UNITY may not realize any value from the sale, license, monetization and/or divestiture of one or more of the Company’s assets and technologies; and other risks described in UNITY’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, those risks and uncertainties included in the section entitled “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 22, 2025 and in UNITY’s other filings with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

The Company will file with the SEC a proxy statement in connection with the planned Dissolution. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned Dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

Certain Information Concerning Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed Dissolution. Information about the persons who may be considered to be participants in the solicitation of the Company’s stockholders in connection with its proposed Dissolution, and any interest they have in the proposed Dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information about the Company’s current director and executive officer is set forth above. Copies of these documents may be obtained for free at the SEC’s website at www.sec.gov.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Dissolution of Unity Biotechnology, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: June 30, 2025	By:	/s/ Craig Jalbert
Craig Jalbert
President